Exhibit 10.1

December 31, 2012

Southcross Energy Partners, L.P.

c/o Southcross Energy LLC

1700 Pacific Ave., Suite 2900

Dallas, Texas 75201

Attention: David Biegler and David Mueller

Re:          Extension Request – Section 8.19 of the Credit Agreement

Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of November 7, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Southcross Energy Partners, L.P., as borrower (the “Borrower”), Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”), and each of the financial institutions from time to time party thereto as lenders (each a “Lender” and collectively the “Lenders”).  Unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

The Borrower has advised the Administrative Agent and the Lenders that the Bonnie View Fractionator will not achieve an average daily processing volume of 7,000 barrels per day for a period of seven (7) consecutive calendar days ending on or prior to December 31, 2012, as required pursuant to clause (b) of Section 8.19 of the Credit Agreement.  The Borrower has requested that the Administrative Agent and the Required Lenders extend the time period for achieving the average daily processing volumes required pursuant to clause (b) of Section 8.19 of the Credit Agreement.

The Administrative Agent and each of the undersigned Lenders has agreed to grant the foregoing extension in accordance with the following terms of this letter (this “Letter”):

1.              Grant of Extension.  Subject to and upon the terms and conditions set forth herein, the Administrative Agent and each of the undersigned Lenders hereby agrees to extend the time period set forth in Section 8.19 of the Credit Agreement for achievement of the average daily processing volumes required pursuant to clause (b) of Section 8.19 of the Credit Agreement from December 31, 2012 to January 31, 2013 (the “Extension”).

2.              Limitations.  Except for the Extension, nothing contained herein shall be deemed a consent to or waiver of any other action or inaction of the Borrower or any other Loan Party that constitutes a violation of any provision of the Credit Agreement or any other Loan Document, or which results in a Default or Event of Default under the Credit Agreement or any other Loan Document.  Neither the Lenders nor the Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document (including, without limitation, any future extensions with respect to the requirements of Section 8.19 of the Credit Agreement).  No failure or delay on the part of Administrative Agent or any Lender to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative.

3.              Limitations on Other Agreements of Administrative Agent and Lenders.  Except as expressly modified by this Letter, the Administrative Agent and the undersigned Lenders hereby expressly reserve all rights and remedies available to them under the Credit Agreement, the other Loan Documents and applicable law.

4.              Miscellaneous.

a.              The Borrower shall pay on written demand all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Letter, including without limitation the reasonable and documented fees, charges and disbursements of the Administrative Agent’s legal counsel.

b.              This Letter constitutes a “Loan Document” under and as defined in the Credit Agreement.

c.               This Letter may be executed in counterparts, and all parties need not execute the same counterpart.  Facsimiles and electronic (i.e. “pdf” or “tif”) signature pages shall be effective as originals.

d.              THIS LETTER REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Please evidence your acknowledgment of and agreement to each of the terms and conditions set forth herein by executing this Letter in the space indicated below and returning a fully executed counterpart of this Letter to the Administrative Agent.

2

Regards,

WELLS FARGO BANK, N.A.,
as the Administrative Agent and a Lender

By:	/s/ Charles D. Kirkham
Name:	Charles D. Kirkham
Title:	Managing Director

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

CITIBANK, N.A.,
as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

SUNTRUST BANK,
as a Lender

By:	/s/ Mark Ames
Name:	Mark Ames
Title:	Managing Director

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

BARCLAYS BANK PLC,
as a Lender

By:	/s/ David Barton
Name:	David Barton
Title:	Director

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Preeti Bhatnagar
Name:	Preeti Bhatnagar
Title:	Authorized Officer

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

COMPASS BANK,
as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Vice President

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Larry L. Sears
Name:	Larry L. Sears
Title:	Senior Vice President

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Chris Benton
Name:	Chris Benton
Title:	Authorized Signatory

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

COMERICA BANK,
as a Lender

By:	/s/ Katya Evseev
Name:	Katya Evseev
Title:	Assistant Vice President

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

MIDFIRST BANK,
as a Lender

By:	/s/ W. Thomas Portman
Name:	W. Thomas Portman
Title:	Vice President

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER

Acknowledged and agreed as of the date first written above:

SOUTHCROSS ENERGY PARTNERS, L.P.,

as the Borrower

By:  Southcross Energy Partners GP, LLC, its General Partner

By:	/s/ David Mueller
Name:	David Mueller
Title:	Senior Vice President, Chief Accounting Officer

SIGNATURE PAGE TO

SOUTHCROSS ENERGY PARTNERS, L.P.

EXTENSION LETTER